Exhibit 99.1

Walgreens Boots Alliance, Inc.

Recast of Prior Periods to Account for Pending Sale of Alliance Healthcare Business

On January 6, 2021, Walgreens Boots Alliance, Inc. (the “Company”) entered into a Share Purchase Agreement (the “Share Purchase Agreement”) with AmerisourceBergen Corporation (the “Transaction”). Pursuant to the terms and subject to the conditions set forth in the Share Purchase Agreement, AmerisourceBergen Corporation will purchase the majority of the Company’s Alliance Healthcare business as well as a portion of the Company’s retail pharmacy international businesses in Europe (the “Disposal Group”). Alliance Healthcare’s investment in China and Italy and its operations in Germany are not part of the Transaction. The Company’s retail pharmacy international operations in The Netherlands, Norway and Lithuania are part of the Transaction. The Transaction is subject to the satisfaction of customary closing conditions, including receipt of applicable regulatory approvals. The Company will account for the Transaction as a business disposition. The related assets, liabilities and operating results of the Disposal Group will now be reported as discontinued operations and are reflected as such in the financial results set forth herein for all periods presented. As a result of the Transaction, effective for the financial results for second quarter of fiscal year 2021, the Company has reorganized how remaining businesses are managed. As such, our segment reporting structure has been revised to reflect this new structure and will now be aligned into two reportable segments: United States and International.

United States Segment

The Company’s United States segment includes the Walgreens business which includes the operations of retail drugstores, health and wellness services, and mail and central specialty pharmacy services, and its equity method investment in AmerisourceBergen. Sales for the segment are principally derived from the sale of prescription drugs and a wide assortment of retail products, including health and wellness, beauty, personal care and consumables and general merchandise.

International Segment

The Company’s International segment consists of pharmacy-led health and beauty retail businesses outside the U.S. and pharmaceutical wholesaling and distribution business in Germany. Pharmacy-led health and beauty retail businesses include Boots branded stores in the UK, the Republic of Ireland and Thailand, the Benavides brand in Mexico and the Ahumada brand in Chile. Sales for these businesses are principally derived from the sale of prescription drugs and health and wellness, beauty, personal care and other consumer products.

In addition, corporate-related overhead costs will no longer be allocated to reportable segments in the Company’s financial results and therefore are now reported in the “Corporate and Other” column.

The following tables are provided to present unaudited, recast financial information after considering the impact of the application of discontinued operations and the corresponding revision to our reportable segments.

Certain amounts in the following tables presented may not add due to rounding. Percentages have been calculated using unrounded amounts for all periods presented.

WALGREENS BOOTS ALLIANCE, INC. AND SUBSIDIARIES

CONSOLIDATED CONDENSED STATEMENTS OF EARNINGS (RECAST AND UNAUDITED)

(in millions, except per share amounts)

	FISCAL YEAR

	2021	2020					2019

	Q1	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

Sales	$31,438	$29,912	$31,336	$30,364	$30,371	$121,982	$29,657	$30,344	$30,323	$29,750	$120,074

Cost of sales	24,808	23,135	24,318	24,406	24,046	95,905	22,495	23,067	23,363	22,989	91,915

Gross profit	6,630	6,777	7,017	5,959	6,324	26,078	7,162	7,277	6,960	6,760	28,159

Selling, general and administrative expenses	5,792	5,869	5,909	7,884	5,773	25,436	5,891	5,834	5,824	6,009	23,557

Equity earnings (loss) in AmerisourceBergen	(1,373)	13	28	243	57	341	39	83	(16)	59	164

Operating income (loss)	(535)	921	1,136	(1,683)	608	982	1,310	1,526	1,120	810	4,766

Other income (expense)	63	37	28	(32)	45	77	30	21	184	8	243

Earnings (loss) before interest and tax	(472)	957	1,164	(1,715)	653	1,060	1,340	1,547	1,304	818	5,009

Interest expense, net	136	159	156	148	151	613	148	166	173	162	650

Earnings (loss) before tax	(607)	798	1,008	(1,862)	502	446	1,191	1,381	1,131	656	4,359

Income tax provision (benefit)	(207)	23	149	(43)	210	339	173	240	142	22	577

Post tax earnings (loss) from other equity method investments	15	(13)	12	6	26	31	11	4	(7)	—	8

Net earnings (loss) from continuing operations	(385)	763	870	(1,813)	318	138	1,029	1,146	982	634	3,790

Net earnings (loss) from discontinued operations	87	79	81	88	39	286	71	(7)	55	53	172

Net earnings (loss)	(299)	842	952	(1,726)	356	424	1,100	1,138	1,037	686	3,962

Net earnings (loss) attributable to noncontrolling interests - continuing operations	5	(6)	3	(20)	(19)	(42)	(25)	(20)	11	8	(26)

Net earnings attributable to noncontrolling interests - discontinued operations	4	3	2	2	2	9	2	2	1	2	6

Net earnings (loss) attributable to Walgreens Boots Alliance, Inc.	$(308)	$845	$946	$(1,708)	$373	$456	$1,123	$1,156	$1,025	$677	$3,982

Net earnings (loss) attributable to Walgreens Boots Alliance, Inc.:

Continuing operations	$(391)	$769	$867	$(1,794)	$337	$180	$1,054	$1,166	$971	$626	$3,816

Discontinued operations	83	76	79	86	36	277	69	(9)	55	51	166

Total	$(308)	$845	$946	$(1,708)	$373	$456	$1,123	$1,156	$1,025	$677	$3,982

Basic earnings (loss) per common share:

Continuing operations	$(0.45)	$0.86	$0.98	$(2.05)	$0.39	$0.20	$1.11	$1.26	$1.07	$0.70	$4.14

Discontinued operations	0.10	0.08	0.09	0.10	0.04	0.31	0.07	(0.01)	0.06	0.06	0.18

Total	$(0.36)	$0.95	$1.07	$(1.95)	$0.43	$0.52	$1.18	$1.25	$1.13	$0.75	$4.32

Diluted earnings (loss) per common share:

Continuing operations	$(0.45)	$0.86	$0.98	$(2.05)	$0.39	$0.20	$1.11	$1.25	$1.07	$0.69	$4.13

Discontinued operations	0.10	0.08	0.09	0.10	0.04	0.31	0.07	(0.01)	0.06	0.06	0.18

Total	$(0.36)	$0.95	$1.07	$(1.95)	$0.43	$0.52	$1.18	$1.24	$1.13	$0.75	$4.31

Weighted average common shares outstanding:

Basic	865.3	891.4	884.5	875.4	866.5	879.4	948.2	928.4	909.9	899.6	921.5

Diluted	865.3	892.6	885.5	875.4	867.1	880.3	951.4	930.7	911.2	900.7	923.5

WALGREENS BOOTS ALLIANCE, INC. AND SUBSIDIARIES

SUPPLEMENTAL INFORMATION (RECAST AND UNAUDITED)

REGARDING NON-GAAP FINANCIAL MEASURES

(in millions, except per share amounts)

The following information provides reconciliations of the supplemental non-GAAP financial measures, as defined under SEC rules, presented in this press release to the most directly comparable financial measures calculated and presented in accordance with generally accepted accounting principles in the United States (GAAP). The Company has provided the non-GAAP financial measures in the press release, which are not calculated or presented in accordance with GAAP, as supplemental information and in addition to the financial measures that are calculated and presented in accordance with GAAP. Please refer to the notes to the “Net Earnings and Diluted Net Earnings (Loss) Per Share - Continuing Operations” reconciliation table below for definitions of non-GAAP financial measures and related adjustments presented in this press release.

These supplemental non-GAAP financial measures are presented because the Company’s management has evaluated its financial results both including and excluding the adjusted items or the effects of foreign currency translation, as applicable, and believes that the supplemental non-GAAP financial measures presented provide additional perspective and insights when analyzing the core operating performance of the Company’s business from period to period and trends in the Company’s historical operating results. These supplemental non-GAAP financial measures should not be considered superior to, as a substitute for or as an alternative to, and should be considered in conjunction with, the GAAP financial measures presented in the press release.

NET EARNINGS (LOSS) AND DILUTED NET EARNINGS (LOSS) PER SHARE

	FISCAL YEAR

	2021	2020					2019

	Q1	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

Net earnings (loss) attributable to Walgreens Boots Alliance, Inc. - continuing operations (GAAP)	$(391)	$769	$867	$(1,794)	$337	$180	$1,054	$1,166	$971	$626	$3,816

Adjustments to operating income (loss):

Adjustments to equity earnings (loss) in AmerisourceBergen[1]	1,481	80	73	(105)	49	97	44	9	137	42	233

Acquisition-related amortization[2]	95	99	98	94	94	384	103	103	107	102	416

Transformational cost management[3]	100	79	118	310	212	719	29	55	67	176	327

LIFO provision[4]	33	33	28	29	6	95	39	8	29	60	136

Acquisition-related costs[5]	21	124	99	68	24	315	66	82	80	75	303

Store optimization[3]	—	9	30	10	5	53	20	31	49	97	196

Impairment of goodwill and intangible assets[6]	—	—	—	2,001	15	2,016	—	—	—	73	73

Store damage and inventory losses[7]	—	—	—	75	(7)	68	—	—	—	—	—

Certain legal and regulatory accruals and settlements[8]	—	—	—	—	—	—	10	14	7	—	31

Total adjustments to operating income (loss)	1,731	424	445	2,481	398	3,747	311	303	476	625	1,715

Adjustments to other income (expense):

Net investment hedging (gain) loss[9]	9	(11)	7	(2)	(4)	(11)	(3)	6	8	8	18

Gain on sale of equity method investment[10]	—	(1)	—	—	—	(1)	—	—	—	—	—

Impairment of equity method investment[11]	—	—	—	71	—	71	—	—	—	—	—

Termination of option granted to Rite Aid[12]	—	—	—	—	—	—	—	—	(173)	—	(173)

Total adjustments to other income (expense)	9	(12)	6	69	(4)	59	(3)	6	(165)	8	(155)

Adjustments to income tax provision:

U.S. tax law changes[13]	—	(6)	—	—	—	(6)	(12)	9	—	(5)	(8)

UK tax rate changes[13]	—	—	—	—	139	139	—	—	—	—	—

Tax impact of adjustments[13]	(61)	(80)	(90)	(180)	(84)	(433)	(54)	(63)	(48)	(92)	(257)

Equity method non-cash tax[13]	(346)	(2)	1	53	8	60	4	15	(10)	9	18

Total adjustments to income tax provision	(407)	(88)	(89)	(127)	64	(240)	(62)	(39)	(58)	(88)	(247)

NET EARNINGS (LOSS) AND DILUTED NET EARNINGS (LOSS) PER SHARE

	FISCAL YEAR

	2021	2020					2019

	Q1	Q1	Q2	Q3	Q4	TOTAL	Q1	Q2	Q3	Q4	TOTAL

Adjustments to equity earnings in other equity method investments[14]	13	28	15	3	8	54	—	—	23	17	40

Adjustments to net earnings (loss) attributable to noncontrolling interests:

Impairment of goodwill and intangible assets[6]	—	—	—	(14)	—	(14)	—	—	—	—	—
Transformational cost management[3]	—	—	—	—	(10)	(10)	—	—	—	—	—

Acquisition-related amortization[2]	(4)	—	—	—	(4)	(4)	—	—	—	—	—
LIFO provision[4]	(3)	—	—	—	(1)	(1)	—	—	—	—	—

Total adjustments to net earnings (loss) attributable to noncontrolling interests - continuing	(8)	—	—	(14)	(15)	(29)	—	—	—	—	—

Adjusted net earnings attributable to Walgreens Boots Alliance, Inc. - continuing operations (Non-GAAP measure)	$947	$1,121	$1,246	$618	$786	$3,772	$1,300	$1,435	$1,247	$1,187	$5,169

Net earnings (loss) attributable to Walgreens Boots Alliance, Inc. - discontinued operations (GAAP)	$83	$76	$79	$86	$36	$277	$69	$(9)	$55	$51	$166
Acquisition-related amortization[2]	21	19	19	19	19	76	20	20	20	19	78

Transformational cost management[3]	4	6	5	4	58	73	1	95	19	36	151
Acquisition-related costs[5]	2	—	—	—	1	1	—	—	—	—	—

Equity method non-cash tax[13]	—	—	—	—	—	—	—	(5)	(7)	—	(12)
Tax impact of adjustments[13]	(5)	—	(7)	(4)	(14)	(25)	(4)	(13)	5	(10)	(22)

Total adjustments to net earnings (loss) attributable to Walgreens Boots Alliance, Inc. - discontinued operations	22	25	17	19	64	125	17	97	37	45	195

Adjusted net earnings attributable to Walgreens Boots Alliance, Inc. - discontinued operations (Non-GAAP measure)	$105	$101	$97	$105	$100	$403	$86	$87	$91	$97	$360

Adjusted net earnings attributable to Walgreens Boots Alliance, Inc. (Non-GAAP measure)	1,052	1,222	1,343	723	887	4,175	1,386	1,522	1,338	1,284	5,529

Diluted net earnings (loss) per common share - continuing operations (GAAP)[15]	$(0.45)	$0.86	$0.98	$(2.05)	$0.39	$0.20	$1.11	$1.25	$1.07	$0.69	$4.13
Adjustments to operating income (loss)	2.00	0.47	0.50	2.83	0.46	4.26	0.33	0.33	0.52	0.69	1.86

Adjustments to other income (expense)	0.01	(0.01)	0.01	0.08	—	0.07	—	0.01	(0.18)	0.01	(0.17)
Adjustments to income tax provision	(0.47)	(0.10)	(0.10)	(0.14)	0.07	(0.27)	(0.07)	(0.04)	(0.06)	(0.10)	(0.27)

Adjustments to equity earnings in other equity method investments[14]	0.01	0.03	0.02	—	0.01	0.06	—	—	0.02	0.02	0.04

Adjustments to net earnings (loss) attributable to noncontrolling interests	(0.01)	—	—	(0.02)	(0.02)	(0.03)	—	—	—	—	—
Adjusted diluted net earnings per common share - continuing operations (Non-GAAP measure)[16]	$1.09	$1.26	$1.41	$0.71	$0.91	$4.28	$1.37	$1.54	$1.37	$1.32	$5.60

Diluted net earnings (loss) per common share - discontinued operations (GAAP)[15]	$0.10	$0.08	$0.09	$0.10	$0.04	$0.31	$0.07	$(0.01)	$0.06	$0.06	$0.18
Total adjustments to net earnings (loss) attributable to Walgreens Boots Alliance, Inc. – discontinued operations	0.03	0.03	0.02	0.02	0.07	0.14	0.02	0.10	0.04	0.05	0.21

Adjusted diluted net earnings per common share - discontinued operations (Non-GAAP measure)[16]	$0.12	$0.11	$0.11	$0.12	$0.12	$0.46	$0.09	$0.09	$0.10	$0.11	$0.39

Adjusted diluted net earnings per common share (Non-GAAP measure)	$1.22	$1.37	$1.52	$0.83	$1.02	$4.74	$1.46	$1.64	$1.47	$1.43	$5.99

NET EARNINGS (LOSS) AND DILUTED NET EARNINGS (LOSS) PER SHARE

[1]

Adjustments to equity earnings (loss) in AmerisourceBergen consist of the Company’s proportionate share of non-GAAP adjustments reported by AmerisourceBergen consistent with the Company’s non-GAAP measures. The Company recognized equity losses in AmerisourceBergen of $1,373 million during the three months ended November 30, 2020. These equity losses are primarily due to AmerisourceBergen recognition of $5.6 billion, net of tax, charges related to its ongoing opioid litigation in its financial statements for the three months period ended September 30, 2020.

[2]

Acquisition related amortization includes amortization of acquisition-related intangible assets and inventory valuation adjustments. Amortization of acquisition-related intangible assets includes amortization of intangible assets such as customer relationships, trade names, trademarks and contract intangibles. Intangible asset amortization excluded from the related non-GAAP measure represents the entire amount recorded within the Company’s GAAP financial statements, the revenue generated by the associated intangible assets has not been excluded from the related non-GAAP measures. Amortization expense, unlike the related revenue, is not affected by operations of any particular period unless an intangible asset becomes impaired or the estimated useful life of an intangible asset is revised. These charges are primarily recorded within selling, general and administrative expenses. Business combination accounting principles require us to measure acquired inventory at fair value. The fair value of the inventory reflects cost of acquired inventory and a portion of the expected profit margin. The acquisition-related inventory valuation adjustments excludes the expected profit margin component from cost of sales recorded under the business combination accounting principles.

[3]

Transformational Cost Management Program and Store Optimization Program charges are costs associated with a formal restructuring plan. These charges are primarily recorded within selling, general and administrative expenses. These costs do not reflect current operating performance and are impacted by the timing of restructuring activity.

[4]

The Company’s United States segment inventory is accounted for using the last-in-first-out (“LIFO”) method. This adjustment represents the impact on cost of sales as if the United States segment inventory is accounted for using the first-in first-out (“FIFO”) method. The LIFO provision is affected by changes in inventory quantities, product mix, and manufacturer pricing practices, which may be impacted by market and other external influences. Therefore, the Company cannot control the amounts recognized or timing of these items.

[5]

Acquisition related costs are transaction and integration costs associated with certain merger, acquisition and divestitures related activities. These costs include all charges incurred on certain merger, acquisition and divestitures related activities, for example, this includes costs related to integration efforts for successful merger, acquisition and divestitures activities. These charges are primarily recorded within selling, general and administrative expenses. These costs are significantly impacted by the timing and complexity of the underlying merger and acquisition related activities and do not reflect the Company’s current operating performance.

[6]

Consist of impairment charges recognized in relation to goodwill and intangible assets. These charges are recorded primarily within selling, general and administrative expenses. These charges are inconsistent in size and are significantly impacted by the performance and valuation of the Company’s reporting units and intangible assets. The Company recognized goodwill and intangible asset impairment charges of $2.0 billion in the Boots reporting unit during the three months ended May 31, 2020.

[7]	Store damage and inventory losses as a result of looting in the U.S., net of insurance recoveries.

[8]

Certain legal and regulatory accruals and settlements relate to significant charges associated with certain legal proceedings. The Company excludes these charges when evaluating operating performance because it does not incur such charges on a predictable basis and exclusion of such charges enables more consistent evaluation of the Company’s operating performance. These charges are recorded within selling, general and administrative expenses.

[9]

Gain or loss on certain derivative instruments used as economic hedges of the Company’s net investments in foreign subsidiaries. These charges are recorded within other income (expense). We do not believe this volatility related to mark-to-market adjustment on the underlying derivative instruments reflects the Company’s operational performance.

[10]	Includes significant gain on sale of equity method investment and related adjustments.

[11]	Consists of Impairment charges recognized in relation to the Company’s equity method investment in China. These are recorded in other income (expense).

[12]	The option granted to Rite Aid to become a member of the Company’s group purchasing organization was terminated during fiscal 2019, resulting in recognition of a gain in other income (expense).

[13]

Adjustments to income tax provision include adjustments to the GAAP basis tax provision commensurate with non-GAAP adjustments and certain discrete tax items including U.S. tax law changes, a UK tax rate change and equity method non-cash tax. These charges are recorded within income tax provision (benefit).

[14]

Adjustments to post tax equity earnings from other equity method investments consist of the proportionate share of certain equity method investees’ non-cash items or unusual or infrequent items consistent with the Company’s non-GAAP adjustments. These charges are recorded within post tax earnings (loss) from other equity method investments. Although the Company may have shareholder rights and board representation commensurate with its ownership interests in these equity method investees, adjustments relating to equity method investments are not intended to imply that the Company has direct control over their operations and resulting revenue and expenses. Moreover, these non-GAAP financial measures have limitations in that they do not reflect all revenue and expenses of these equity method investees.

[15]

Due to the anti-dilutive effect resulting from the reported net loss, the impact of potentially dilutive securities on the per share amounts has been omitted from the quarterly calculation of weighted-average common shares outstanding for diluted earnings per share for the three months ended November 30, 2020 and May 30, 2020.

[16]

Includes impact of potentially dilutive securities in the quarterly calculation of weighted-average common shares, diluted for adjusted diluted net earnings per common share calculation purposes for the three months ended November 30, 2020 and May 30, 2020.

NET EARNINGS (LOSS) - RECONCILIATION TO AMOUNTS PREVIOUSLY REPORTED

	FISCAL YEAR 2020			FISCAL YEAR 2019
	WBA (as previously reported)	Discontinued Operations	WBA continuing operations (as recast)	WBA (as previously reported)	Discontinued Operations	WBA continuing operations (as recast)

Net earnings attributable to Walgreens Boots Alliance, Inc. (GAAP)	$456	$277	$180	$3,982	$166	$3,816

Adjustments to operating income (loss):

Adjustments to equity earnings (loss) in AmerisourceBergen	97	—	97	233	—	233

Acquisition-related amortization	460	76	384	494	78	416

Transformational cost management	792	73	719	477	151	327

LIFO provision	95	—	95	136	—	136

Acquisition-related costs	316	1	315	303	—	303

Store optimization	53	—	53	196	—	196

Impairment of goodwill and intangible assets	2,016	—	2,016	73	—	73

Store damage and inventory losses	68	—	68	—	—	—

Certain legal and regulatory accruals and settlements	—	—	—	31	—	31

Total adjustments to operating income (loss)	3,898	150	3,747	1,944	229	1,715

Adjustments to other income (expense):

Net investment hedging (gain) loss	(11)	—	(11)	18	—	18

Gain on sale of equity method investment	(1)	—	(1)	—	—	—

Impairment of equity method investment	71	—	71	—	—	—

Termination of option granted to Rite Aid	—	—	—	(173)	—	(173)

Total adjustments to other income (expense)	59	—	59	(155)	—	(155)

Adjustments to income tax provision:

U.S. tax law changes	(6)	—	(6)	(8)	—	(8)

UK tax rate changes	139	—	139	—	—	—

Tax impact of adjustments	(458)	(25)	(433)	(291)	(34)	(257)

Equity method non-cash tax	60	—	60	18	—	18

Total adjustments to income tax provision	(264)	(25)	(240)	(281)	(34)	(247)

Adjustments to equity earnings in other equity method investments	54	—	54	40	—	40

Adjustments to net earnings (loss) attributable to noncontrolling interests:

Impairment of goodwill and intangible assets	(14)	—	(14)	—	—	—

Transformational cost management	(10)	—	(10)	—	—	—

Acquisition-related amortization	(4)	—	(4)	—	—	—

LIFO provision	(1)	—	(1)	—	—	—

Total adjustments to net earnings (loss) attributable to noncontrolling interests	(29)	—	(29)	—	—	—

Adjusted net earnings attributable to Walgreens Boots Alliance, Inc. (Non-GAAP measure)	$4,174	$402	$3,772	$5,530	$360	$5,169

GAAP TO NON-GAAP RECONCILIATION - RECONCILING AMOUNTS PREVIOUSLY REPORTED

	FISCAL YEAR 2020			FISCAL YEAR 2019
	WBA (as previously reported)	Discontinued Operations	WBA continuing operations (as recast)	WBA (as previously reported)	Discontinued Operations	WBA continuing operations (as recast)

Sales	$139,537	$19,349	$121,982	$136,866	$18,618	$120,074

Gross profit (GAAP)	$28,017	$1,940	$26,078	$30,076	$1,917	$28,159

Transformational cost management	5	—	5	45	—	45

LIFO provision	95	—	95	136	—	136

Acquisition-related costs	67	—	67	63	—	63

Store damages and inventory losses	54	—	54	—	—	—

Store optimization	1	—	1	8	—	8

Adjusted gross profit (Non-GAAP measure)	$28,240	$1,940	$26,301	$30,328	$1,917	$28,411

Selling, general and administrative expenses (GAAP)	$27,045	$1,610	$25,436	$25,242	$1,685	$23,557

Impairment of goodwill and intangible assets	(2,016)	—	(2,016)	(73)	—	(73)

Acquisition-related amortization	(460)	(76)	(384)	(493)	(78)	(416)

Transformational cost management	(787)	(73)	(714)	(433)	(151)	(282)

Acquisition-related costs	(249)	(1)	(248)	(241)	—	(240)

Store damages and inventory losses	(13)	—	(13)	—	—	—

Store optimization	(52)	—	(52)	(189)	—	(189)

Certain legal and regulatory accruals and settlements	—	—	—	(31)	—	(31)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$23,467	$1,459	$22,008	$23,783	$1,456	$22,326

Operating income (GAAP)	$1,312	$330	$982	$4,998	$232	$4,766

Impairment of goodwill and intangible assets	2,016	—	2,016	73	—	73

Adjustments to equity earnings in AmerisourceBergen	97	—	97	233	—	233

Acquisition-related amortization	460	76	384	494	78	416

Transformational cost management	792	73	719	477	151	327

LIFO provision	95	—	95	136	—	136

Acquisition-related costs	316	1	315	303	—	303

Store damages and inventory losses	68	—	68	—	—	—

Store optimization	53	—	53	196	—	196

Certain legal and regulatory accruals and settlements	—	—	—	31	—	31

Adjusted operating income (Non-GAAP measure)	$5,211	$481	$4,730	$6,942	$461	$6,481

Gross margin (GAAP)	20.1%	10.0%	21.4%	22.0%	10.3%	23.5%

Adjusted gross margin (Non-GAAP measure)	20.2%	10.0%	21.6%	22.2%	10.3%	23.7%

Selling, general and administrative expenses percent to sales (GAAP)	19.4%	8.3%	20.9%	18.4%	9.1%	19.6%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	16.8%	7.5%	18.0%	17.4%	7.8%	18.6%

Operating margin (GAAP)[1]	0.7%	1.7%	0.5%	3.5%	1.2%	3.8%

Adjusted operating margin (Non-GAAP measure)[1]	3.4%	2.5%	3.5%	4.8%	2.5%	5.1%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	FISCAL YEAR 2021

	Three months ended November 30, 2020 (Q1)

	United States	International	Corporate and Other[2]	Walgreens Boots Alliance, Inc.

Sales	$27,163	$4,285	$(10)	$31,438

Gross profit (GAAP)	$5,639	$990	$1	$6,630

Transformational cost management	(1)	—	—	(1)

LIFO provision	33	—	—	33

Adjusted gross profit (Non-GAAP measure)	$5,671	$990	$1	$6,662

Selling, general and administrative expenses (GAAP)	$4,770	$952	$70	$5,792

Acquisition-related amortization	(76)	(19)	—	(95)

Transformational cost management	(61)	(27)	(12)	(100)

Acquisition-related costs	(8)	(2)	(12)	(21)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$4,625	$904	$46	$5,574

Operating income (loss) (GAAP)	$(504)	$39	$(69)	$(535)

Adjustments to equity earnings in AmerisourceBergen	1,481	—	—	1,481

Acquisition-related amortization	76	19	—	95

Transformational cost management	60	27	12	100

LIFO provision	33	—	—	33

Acquisition-related costs	8	2	12	21

Adjusted operating income (loss) (Non-GAAP measure)	$1,155	$87	$(45)	$1,196

Gross margin (GAAP)	20.8%	23.1%		21.1%

Adjusted gross margin (Non-GAAP measure)	20.9%	23.1%		21.2%

Selling, general and administrative expenses percent to sales (GAAP)	17.6%	22.2%		18.4%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	17.0%	21.1%		17.7%

Operating margin (GAAP)[1]	3.2%	0.9%		2.7%

Adjusted operating margin (Non-GAAP measure)[1]	3.9%	2.0%		3.5%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

2 Includes certain eliminations

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	Fiscal year ended August 31, 2020				Fiscal year ended August 31, 2019

	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.

Sales	$107,701	$14,281	$—	$121,982	$104,532	$15,542	$—	$120,074

Gross profit (GAAP)	$22,302	$3,774	$2	$26,078	$23,618	$4,540	$2	$28,159

Transformational cost management	3	2	—	5	—	45	—	45

LIFO provision	95	—	—	95	136	—	—	136

Acquisition-related costs	67	—	—	67	63	—	—	63

Store damages and inventory losses	54	—	—	54	—	—	—	—

Store optimization	1	—	—	1	8	—	—	8

Adjusted gross profit (Non-GAAP measure)	$22,523	$3,776	$2	$26,301	$23,825	$4,584	$2	$28,411

Selling, general and administrative expenses (GAAP)	$19,331	$5,863	$241	$25,436	$19,307	$4,091	$158	$23,557

Impairment of goodwill and intangible assets	(32)	(1,984)	—	(2,016)	—	(73)	—	(73)

Acquisition-related amortization	(309)	(75)	—	(384)	(315)	(101)	—	(416)

Transformational cost management	(495)	(179)	(40)	(714)	(188)	(93)	(1)	(282)

Acquisition-related costs	(229)	(6)	(12)	(248)	(236)	—	(5)	(240)

Store damages and inventory losses	(13)	—	—	(13)	—	—	—	—

Store optimization	(52)	—	—	(52)	(189)	—	—	(189)

Certain legal and regulatory accruals and settlements	—	—	—	—	(31)	—	—	(31)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$18,199	$3,619	$189	$22,008	$18,348	$3,825	$153	$22,326

Operating income (loss) (GAAP)	$3,312	$(2,090)	$(239)	$982	$4,475	$448	$(157)	$4,766

Impairment of goodwill and intangible assets	32	1,984	—	2,016	—	73	—	73

Adjustments to equity earnings in AmerisourceBergen	97	—	—	97	233	—	—	233

Acquisition-related amortization	309	75	—	384	315	101	—	416

Transformational cost management	498	182	40	719	189	137	1	327

LIFO provision	95	—	—	95	136	—	—	136

Acquisition-related costs	296	6	12	315	299	—	5	303

Store damages and inventory losses	68	—	—	68	—	—	—	—

Store optimization	53	—	—	53	196	—	—	196

Certain legal and regulatory accruals and settlements	—	—	—	—	31	—	—	31

Adjusted operating income (loss) (Non-GAAP measure)	$4,761	$157	$(187)	$4,730	$5,873	$759	$(152)	$6,481

Gross margin (GAAP)	20.7%	26.4%		21.4%	22.6%	29.2%		23.5%

Adjusted gross margin (Non-GAAP measure)	20.9%	26.4%		21.6%	22.8%	29.5%		23.7%

Selling, general and administrative expenses percent to sales (GAAP)	17.9%	41.1%		20.9%	18.5%	26.3%		19.6%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	16.9%	25.3%		18.0%	17.6%	24.6%		18.6%

Operating margin (GAAP)[1]	2.8%	(14.6)%		0.5%	4.1%	2.9%		3.8%

Adjusted operating margin (Non-GAAP measure)[1]	4.0%	1.1%		3.5%	5.2%	4.9%		5.1%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	FISCAL YEAR 2020
	Three months ended November 30, 2019 (Q1)				Three months ended February 29, 2020 (Q2)
	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.

Sales	$26,133	$3,779	$—	$29,912	$27,245	$4,091	$—	$31,336

Gross profit (GAAP)	$5,714	$1,064	$(1)	$6,777	$5,827	$1,188	$3	$7,017

Transformational cost management	—	3	—	3	3	—	—	3

LIFO provision	33	—	—	33	28	—	—	28

Acquisition-related costs	28	—	—	28	32	—	—	32

Store optimization	—	—	—	—	1	—	—	1

Adjusted gross profit (Non-GAAP measure)	$5,776	$1,066	$(1)	$6,842	$5,890	$1,188	$3	$7,081

Selling, general and administrative expenses (GAAP)	$4,809	$1,012	$48	$5,869	$4,796	$1,048	$65	$5,909

Acquisition-related amortization	(77)	(22)	—	(99)	(79)	(19)	—	(98)

Transformational cost management	(65)	(10)	(2)	(77)	(53)	(44)	(18)	(115)

Acquisition-related costs	(94)	(1)	—	(95)	(66)	—	(1)	(67)

Store optimization	(8)	—	—	(8)	(29)	—	—	(29)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$4,565	$979	$46	$5,589	$4,569	$985	$45	$5,600

Operating income (loss) (GAAP)	$918	$52	$(48)	$921	$1,059	$140	$(62)	$1,136

Adjustments to equity earnings in AmerisourceBergen	80	—	—	80	73	—	—	73

Acquisition-related amortization	77	22	—	99	79	19	—	98

Transformational cost management	65	13	2	79	56	44	18	118

LIFO provision	33	—	—	33	28	—	—	28

Acquisition-related costs	122	1	—	124	98	—	1	99

Store optimization	9	—	—	9	30	—	—	30

Adjusted operating income (loss) (Non-GAAP measure)	$1,304	$87	$(46)	$1,345	$1,422	$203	$(43)	$1,582

Gross margin (GAAP)	21.9%	28.2%		22.7%	21.4%	29.0%		22.4%

Adjusted gross margin (Non-GAAP measure)	22.1%	28.2%		22.9%	21.6%	29.0%		22.6%

Selling, general and administrative expenses percent to sales (GAAP)	18.4%	26.8%		19.6%	17.6%	25.6%		18.9%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	17.5%	25.9%		18.7%	16.8%	24.1%		17.9%

Operating margin (GAAP)[1]	3.5%	1.4%		3.0%	3.8%	3.4%		3.5%

Adjusted operating margin (Non-GAAP measure)[1]	4.6%	2.3%		4.2%	4.8%	5.0%		4.7%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	FISCAL YEAR 2020
	Three months ended May 31, 2020 (Q3)				Three months ended August 31, 2020 (Q4)
	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.

Sales	$27,357	$3,008	$—	$30,364	$26,967	$3,403	$—	$30,371

Gross profit (GAAP)	$5,275	$684	$—	$5,959	$5,486	$838	$—	$6,324

Transformational cost management	—	1	—	1	(1)	(1)	—	(2)

LIFO provision	29	—	—	29	6	—	—	6

Acquisition-related costs	7	—	—	7	—	—	—	—

Store damages and inventory losses	60	—	—	60	(6)	—	—	(6)

Store optimization	—	—	—	—	—	—	—	—

Adjusted gross profit (Non-GAAP measure)	$5,372	$685	$—	$6,056	$5,485	$837	$—	$6,322

Selling, general and administrative expenses (GAAP)	$4,990	$2,835	$59	$7,884	$4,736	$968	$69	$5,773

Impairment of goodwill and intangible assets	(32)	(1,969)	—	(2,001)	—	(15)	—	(15)

Acquisition-related amortization	(77)	(16)	—	(94)	(77)	(17)	—	(94)

Transformational cost management	(269)	(29)	(11)	(309)	(109)	(96)	(9)	(213)

Acquisition-related costs	(57)	(1)	(3)	(61)	(12)	(4)	(8)	(24)

Store damages and inventory losses	(15)	—	—	(15)	2	—	—	2

Store optimization	(10)	—	—	(10)	(5)	—	—	(5)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$4,531	$820	$46	$5,396	$4,535	$836	$52	$5,423

Operating income (loss) (GAAP)	$528	$(2,151)	$(59)	$(1,683)	$807	$(130)	$(69)	$608

Impairment of goodwill and intangible assets	32	1,969	—	2,001	—	15	—	15

Adjustments to equity earnings in AmerisourceBergen	(105)	—	—	(105)	49	—	—	49

Acquisition-related amortization	77	16	—	94	77	17	—	94

Transformational cost management	269	30	11	310	108	95	9	211

LIFO provision	29	—	—	29	6	—	—	6

Acquisition-related costs	64	1	3	68	12	4	8	24

Store damages and inventory losses	75	—	—	75	(7)	—	—	(7)

Store optimization	10	—	—	10	5	—	—	5

Adjusted operating income (loss) (Non-GAAP measure)	$979	$(135)	$(46)	$798	$1,057	$2	$(52)	$1,006

Gross margin (GAAP)	19.3%	22.7%		19.6%	20.3%	24.6%		20.8%

Adjusted gross margin (Non-GAAP measure)	19.6%	22.8%		19.9%	20.3%	24.6%		20.8%

Selling, general and administrative expenses percent to sales (GAAP)	18.2%	94.3%		26.0%	17.6%	28.4%		19.0%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	16.6%	27.2%		17.8%	16.8%	24.6%		17.9%

Operating margin (GAAP)[1]	1.0%	(71.5)%		(6.3)%	2.8%	(3.8)%		1.8%

Adjusted operating margin (Non-GAAP measure)[1]	3.1%	(4.5)%		2.2%	3.5%	—%		3.0%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	FISCAL YEAR 2019
	Three months ended November 30, 2018 (Q1)				Three months ended February 28, 2019 (Q2)
	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.

Sales	$25,721	$3,935	$—	$29,657	$26,257	$4,087	$—	$30,344

Gross profit (GAAP)	$6,029	$1,132	$1	$7,162	$6,096	$1,182	$(2)	$7,277

Transformational cost management	—	2	—	2	—	23	—	23

LIFO provision	39	—	—	39	8	—	—	8

Acquisition-related costs	9	—	—	9	19	—	—	19

Store optimization	—	—	—	—	1	—	—	1

Adjusted gross profit (Non-GAAP measure)	$6,078	$1,134	$1	$7,213	$6,125	$1,206	$(2)	$7,329

Selling, general and administrative expenses (GAAP)	$4,800	$1,050	$41	$5,891	$4,812	$986	$36	$5,834

Acquisition-related amortization	(76)	(27)	—	(103)	(79)	(25)	—	(103)

Transformational cost management	(2)	(25)	—	(27)	(14)	(17)	—	(32)

Acquisition-related costs	(57)	—	—	(57)	(63)	—	—	(63)

Store optimization	(19)	—	—	(19)	(30)	—	—	(30)

Certain legal and regulatory accruals and settlements	(10)	—	—	(10)	(14)	—	—	(14)

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$4,636	$998	$41	$5,675	$4,612	$944	$36	$5,591

Operating income (loss) (GAAP)	$1,268	$82	$(40)	$1,310	$1,367	$196	$(37)	$1,526

Adjustments to equity earnings in AmerisourceBergen	44	—	—	44	9	—	—	9

Acquisition-related amortization	76	27	—	103	79	25	—	103

Transformational cost management	2	27	—	29	14	41	—	55

LIFO provision	39	—	—	39	8	—	—	8

Acquisition-related costs	66	—	—	66	82	—	—	82

Store optimization	20	—	—	20	31	—	—	31

Certain legal and regulatory accruals and settlements	10	—	—	10	14	—	—	14

Adjusted operating income (loss) (Non-GAAP measure)	$1,525	$136	$(40)	$1,621	$1,605	$262	$(37)	$1,829

Gross margin (GAAP)	23.4%	28.8%		24.1%	23.2%	28.9%		24.0%

Adjusted gross margin (Non-GAAP measure)	23.6%	28.8%		24.3%	23.3%	29.5%		24.2%

Selling, general and administrative expenses percent to sales (GAAP)	18.7%	26.7%		19.9%	18.3%	24.1%		19.2%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	18.0%	25.4%		19.1%	17.6%	23.1%		18.4%

Operating margin (GAAP)[1]	4.8%	2.1%		4.3%	4.9%	4.8%		4.8%

Adjusted operating margin (Non-GAAP measure)[1]	5.6%	3.5%		5.2%	5.8%	6.4%		5.7%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION GAAP TO NON-GAAP

	FISCAL YEAR 2019
	Three months ended May 31, 2019 (Q3)				Three months ended August 31, 2019 (Q4)
	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.	United States	International	Corporate and Other	Walgreens Boots Alliance, Inc.

Sales	$26,513	$3,811	$—	$30,323	$26,040	$3,709	$—	$29,750

Gross profit (GAAP)	$5,841	$1,117	$2	$6,960	$5,652	$1,108	$—	$6,760

Transformational cost management	—	16	—	16	—	3	—	3

LIFO provision	29	—	—	29	60	—	—	60

Acquisition-related costs	21	—	—	21	13	—	—	13

Store optimization	1	—	—	1	5	—	—	5

Adjusted gross profit (Non-GAAP measure)	$5,892	$1,133	$2	$7,027	$5,730	$1,111	$—	$6,842

Selling, general and administrative expenses (GAAP)	$4,800	$999	$24	$5,824	$4,895	$1,057	$57	$6,009

Impairment of goodwill and intangible assets	—	—	—	—	—	(73)	—	(73)

Acquisition-related amortization	(82)	(25)	—	(107)	(78)	(24)	—	(102)

Transformational cost management	(43)	(8)	—	(51)	(129)	(42)	(1)	(172)

Acquisition-related costs	(59)	—	—	(59)	(57)	—	(5)	(62)

Store optimization	(48)	—	—	(48)	(91)	—	—	(91)

Certain legal and regulatory accruals and settlements	(7)	—	—	(7)	—	—	—	—

Adjusted selling, general and administrative expenses (Non-GAAP measure)	$4,561	$966	$24	$5,552	$4,539	$917	$52	$5,508

Operating income (loss) (GAAP)	$1,025	$119	$(24)	$1,120	$815	$51	$(57)	$810

Impairment of goodwill and intangible assets	—	—	—	—	—	73	—	73

Adjustments to equity earnings in AmerisourceBergen	137	—	—	137	42	—	—	42

Acquisition-related amortization	82	25	—	107	78	24	—	102

Transformational cost management	43	24	—	67	129	46	1	176

LIFO provision	29	—	—	29	60	—	—	60

Acquisition-related costs	80	—	—	80	71	—	5	75

Store optimization	49	—	—	49	97	—	—	97

Certain legal and regulatory accruals and settlements	7	—	—	7	—	—	—	—

Adjusted operating income (loss) (Non-GAAP measure)	$1,452	$167	$(24)	$1,596	$1,292	$195	$(52)	$1,435

Gross margin (GAAP)	22.0%	29.3%		23.0%	21.7%	29.9%		22.7%

Adjusted gross margin (Non-GAAP measure)	22.2%	29.7%		23.2%	22.0%	30.0%		23.0%

Selling, general and administrative expenses percent to sales (GAAP)	18.1%	26.2%		19.2%	18.8%	28.5%		20.2%

Adjusted selling, general and administrative expenses percent to sales (Non-GAAP measure)	17.2%	25.4%		18.3%	17.4%	24.7%		18.5%

Operating margin (GAAP)[1]	3.9%	3.1%		3.7%	2.9%	1.4%		2.5%

Adjusted operating margin (Non-GAAP measure)[1]	5.0%	4.4%		4.9%	4.6%	5.2%		4.5%

1 Operating margins and adjusted operating margins have been calculated excluding equity earnings (loss) in AmerisourceBergen and adjusted equity earnings (loss) in AmerisourceBergen, respectively.

SEGMENT RECONCILIATION TO AMOUNTS PREVIOUSLY REPORTED

	FISCAL YEAR 2020

	As previously reported	Adjustments		As recast

	Retail Pharmacy USA	ABC	Corporate and Other	United States Segment
Sales	$107,701	$—	$—	$107,701

Gross profit (GAAP)	$22,211	$—	$91	$22,302

Total adjustments to Gross Profit	221	—	—	221

Adjusted gross profit (Non-GAAP measure)	$22,432	—	$91	$22,523

Selling, general and administrative expenses (GAAP)	$19,515	$—	$(185)	$19,331

Total adjustments to selling, general and administrative expenses	(1,182)	—	51	(1,132)
Adjusted selling, general and administrative expenses (Non-GAAP measure)	$18,333	$—	$(134)	$18,199

Operating income (GAAP)	$2,696	$340	$276	$3,312
Total adjustments to Operating income	1,403	97	(51)	1,449

Adjusted operating income (Non-GAAP measure)	$4,099	$437	$225	$4,761

	FISCAL YEAR 2019

	As previously reported	Adjustments		As recast

	Retail Pharmacy USA	ABC	Corporate and Other	United States Segment
Sales	$104,532	$—	$—	$104,532

Gross profit (GAAP)	$23,511	$—	$106	$23,618
Total adjustments to Gross Profit	207	—	—	207

Adjusted gross profit (Non-GAAP measure)	$23,718	—	$106	$23,825

Selling, general and administrative expenses (GAAP)	$19,424	$—	$(117)	$19,307

Total adjustments to selling, general and administrative expenses	(960)	—	1	(959)
Adjusted selling, general and administrative expenses (Non-GAAP measure)	$18,464	$—	$(115)	$18,348

Operating income (GAAP)	$4,088	$164	$223	$4,475
Total adjustments to Operating income	1,167	233	(1)	1,398

Adjusted operating income (Non-GAAP measure)	$5,255	$397	$222	$5,873

SEGMENT RECONCILIATION TO AMOUNTS PREVIOUSLY REPORTED

	FISCAL YEAR 2020

	As previously reported			Adjustments			As recast
	Retail Pharmacy International Segment	Pharmacy Wholesale Segment	Total	Discontinued Operations	ABC	Corporate and Other	International Segment
Sales	$10,4	$23,958	$33,962	$(19,349)	$—	$(333)	$14,281

Gross profit (GAAP)	$3,741	$2,063	$5,805	$(1,940)	$—	$(91)	$3,774
Total adjustments to Gross Profit	2	—	2	—	—	—	2

Adjusted gross profit (Non-GAAP measure)	$3,744	$2,063	$5,807	$(1,940)	—	$(91)	$3,776

Selling, general and administrative expenses (GAAP)	$5,858	$1,672	$7,530	$(1,610)	$—	$(55)	$5,863

Total adjustments to selling, general and administrative expenses	(2,245)	(151)	(2,396)	151	—	1	(2,244)
Adjusted selling, general and administrative expenses (Non-GAAP measure)	$3,613	$1,521	$5,134	$(1,459)	$—	$(54)	$3,619

Operating income (loss) (GAAP)	$(2,117)	$732	$(1,385)	$(330)	$(340)	$(36)	$(2,090)
Total adjustments to Operating income	2,247	249	2,496	(151)	(97)	—	2,247

Adjusted operating income (loss) (Non-GAAP measure)	$130	$980	$1,110	$(481)	$(437)	$(36)	$157

	FISCAL YEAR 2019

	As previously reported			Adjustments			As recast
	Retail Pharmacy International Segment	Pharmacy Wholesale Segment	Total	Discontinued Operations	ABC	Corporate and Other	International Segment
Sales	$11,462	$23,053	$34,515	$(18,618)	$—	$(355)	$15,542

Gross profit (GAAP)	$4,522	$2,041	$6,563	$(1,917)	$—	$(106)	$4,540
Total adjustments to Gross Profit	45	—	45	—	—	—	45

Adjusted gross profit (Non-GAAP measure)	$4,567	$2,041	$6,608	$(1,917)	—	$(106)	$4,584

Selling, general and administrative expenses (GAAP)	$4,084	$1,734	$5,818	$(1,685)	$—	$(42)	$4,091

Total adjustments to selling, general and administrative expenses	(265)	(235)	(500)	229	—	4	(267)
Adjusted selling, general and administrative expenses (Non-GAAP measure)	$3,819	$1,499	$5,319	$(1,456)	$—	$(38)	$3,825

Operating income (loss) (GAAP)	$438	$471	$909	$(232)	$(164)	$(64)	$448
Total adjustments to Operating income	309	467	777	(229)	(233)	(4)	311

Adjusted operating income (loss) (Non-GAAP measure)	$747	$939	$1,686	$(461)	$(397)	$(68)	$759